Exhibit 99.1

Hippo Appoints Richard McCathron as Chief Executive Officer

Founder Assaf Wand to Serve as Executive Chairman

PALO ALTO, Calif.—(BUSINESS WIRE)— Hippo (NYSE: HIPO), the home insurance group focused on proactive home protection, today appointed Richard McCathron as Chief Executive Officer. McCathron has served on Hippo’s board of directors and as the company’s President since February 2017. Assaf Wand, Founder and prior CEO, has become Executive Chairman of the Board to focus on long-term strategic initiatives.

“Rick has been my partner every step of the way, from the creation of Hippo’s strategic vision, to growing our strong stable of partnerships, to driving the company forward every day,” said Wand. “In this next phase of Hippo’s growth, it’s a natural progression for Rick to step into the CEO role so I can focus on longer term strategic initiatives. Rick’s extensive insurance expertise, combined with his proven ability to drive growth, set him up perfectly to lead Hippo into the future.”

“I want to thank the Board for their confidence in my leadership and Assaf for his ongoing support,” said McCathron. “I am honored and energized to work with our talented teams and partners to make Hippo’s proactive approach to home protection a transformational force in the insurance industry.”

Before joining Hippo’s executive team and board, McCathron held senior executive positions at multiple insurance companies including First Connect Insurance as its President & Chief Executive Officer from 2012 to 2017, Superior Access Insurance as its President & Chief Executive Officer from 2007 to 2010 and Mercury Insurance Group as its Regional Vice President from 2004 to 2007.

In his role as President of Hippo, McCathron was responsible for all day-to-day operations of the company, enabling him to develop a deep understanding of Hippo’s customers, partners, and unique technology capabilities.

About Hippo

Hippo Insurance Services offers a different kind of home insurance, built from the ground up to provide a new standard of care and protection for homeowners. Our goal is to make homes safer and better protected so customers spend less time worrying about the burdens of homeownership and more time enjoying their homes and the life within. Harnessing real-time data, smart home technology, and a growing suite of home services, we are creating the first integrated home protection platform. Hippo is headquartered in Palo Alto, California with offices in Austin, Dallas, Oakland and New Jersey, and insurance products available to more than 88 percent of U.S. homeowners in 38 states. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various insurance companies. For more information, including licensing information, visit http://www.hippo.com.

Forward-looking statement safe harbor

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendor; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; and the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.